                                                                    EXHIBIT 99.2

                                                                  EXECUTION COPY



                         STOCKHOLDERS AGREEMENT dated as of April 19, 2001 (this
                    "Agreement"), among INTERNATIONAL BUSINESS MACHINES CORPORATION, a New York corporation ("Parent"), and the individuals and other parties listed on Schedule A attached hereto (each, a "Stockholder" and, collectively, the "Stockholders").


               WHEREAS Parent, Waterfall Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent ("Sub"), and Mainspring, Inc., a Delaware corporation (the "Company"), propose to enter into an Agreement and Plan of Merger dated as of the date hereof (as the same may be amended or supplemented, the "Merger Agreement"; terms used but not defined herein shall have the meanings set forth in the Merger Agreement) providing for the merger of Sub with and into the Company (the "Merger") upon the terms and subject to the conditions set forth in the Merger Agreement;

               WHEREAS each Stockholder owns the number of shares of capital stock of the Company set forth opposite such Stockholder's name on Schedule A hereto (such shares of capital stock of the Company being referred to herein as such Stockholder's "Original Shares"; the Original Shares, together with any other shares of capital stock of the Company or other voting securities of the Company acquired by such Stockholder after the date hereof and during the term of this Agreement (including through the exercise of any warrants, stock options or similar instruments), being collectively referred to herein as such Stockholder's "Subject Shares"); and

               WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Parent has required that each Stockholder enter into this Agreement.


               NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements set forth herein and in the Merger Agreement, the parties hereto agree as follows:

               SECTION 1. Representations and Warranties of Each Stockholder. Each Stockholder hereby, severally and not jointly, represents and warrants to Parent as follows:

               (a) Organization; Authority; Execution and Delivery; Enforceability. With respect to each Stockholder that is not a natural person, such Stockholder (i) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and (ii) has the requisite corporate, company or partnership power and authority to execute and deliver this Agreement, to consummate the transactions contemplated by this Agreement and to comply with the provisions of this Agreement. The execution and delivery of this Agreement by each Stockholder that is not a natural person, the consummation by such Stockholder of the transactions contemplated by this Agreement and the compliance by such Stockholder with the provisions of this Agreement have been duly authorized by all necessary corporate or other comparable action on the part of such Stockholder and no other corporate or other comparable proceedings on the part of such Stockholder are necessary to authorize this Agreement or to consummate the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by such Stockholder and, assuming the due authorization, execution and delivery by Parent, constitutes a valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms. With respect to each Stockholder that is a natural person and whose Subject Shares constitute community property or otherwise need spousal or other approval for this Agreement to be legal, valid and binding, this Agreement has been duly executed and delivered by, and constitutes a valid and binding obligation of, such Stockholder's spouse, enforceable against such spouse in accordance with its terms. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and compliance by such Stockholder with the provisions hereof do not and will not conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, cancelation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien in or upon any of the properties or assets of such Stockholder under, or give rise to any increased, additional, accelerated or guaranteed rights or entitlements under, any provision of (i) with respect to each Stockholder that is not a natural person, the certificate of incorporation or by-laws, partnership agreement or limited liability company agreement (or similar organizational documents) of such Stockholder, (ii) any Contract to which such Stockholder is a party or any of the properties or assets of such Stockholder is subject or (iii) subject to the governmental filings and other matters referred to in the following sentence, any (A) statute, law, ordinance, rule or regulation or (B) judgment, order or decree, in each case, applicable to such Stockholder or its properties or assets, other than, in the case of clauses (ii) and
     (iii), any such conflicts, violations, breaches, defaults, rights, losses, Liens or entitlements that individually or in the aggregate could not reasonably be expected to impair in any material respect the ability of such Stockholder to perform its obligations under this Agreement or prevent or materially impede, interfere with, hinder or delay the consummation of any of the transactions contemplated by this Agreement. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to such Stockholder in connection with the execution and delivery of this Agreement by such Stockholder, the consummation by such Stockholder of the transactions contemplated by this Agreement or the compliance by such Stockholder with the provisions of this Agreement, except for (1) filings under the HSR Act and any other applicable competition, merger control, antitrust or similar law, (2) filings with the SEC of such reports under the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby and (3) such other consents, approvals, orders, authorizations, registrations, declarations and filings the failure of which to be obtained or made individually or in the aggregate could not reasonably be expected to impair in any material respect the ability of such Stockholder to perform its obligations under this Agreement or prevent or materially impede, interfere with, hinder or delay the consummation of any of the transactions contemplated by this Agreement. With respect to each Stockholder that is a trustee under a trust, no such trust requires any consent that has not been obtained of any beneficiary to the execution and delivery of this Agreement or to the consummation of the transactions contemplated hereby.

               (b) The Subject Shares. Such Stockholder has good and marketable title to the Subject Shares of such Stockholder set forth opposite its name on Schedule A hereto, free and clear of any Liens. Other than as set forth on Schedule A hereto, such Stockholder does not own (of record or beneficially) any shares of capital stock of the Company or any options, warrants, rights or other similar instruments to acquire any capital stock or other voting securities of the Company. Such Stockholder has the sole right to vote and Transfer (as defined in Section 3(c)) the Subject Shares set forth opposite its name on Schedule A hereto, and none of such Subject Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting or the Transfer of such Subject Shares that would in any way limit the ability of such Stockholder to perform its obligations under this Agreement.

               SECTION 2. Representations and Warranties of Parent. Parent hereby represents and warrants to the Stockholders as follows: Parent has the requisite corporate power and authority to execute and deliver this Agreement, to consummate the transactions contemplated by this Agreement and to comply with the provisions of this Agreement. The execution and delivery of this Agreement by Parent, the consummation by Parent of the transactions contemplated by this Agreement and the compliance by Parent with the provisions of this Agreement have been duly authorized by all necessary corporate action on the part of Parent and no other corporate proceedings on the part of Parent are necessary to authorize this Agreement or to consummate the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by Parent and, assuming the due authorization (with respect to each Stockholder that is not a natural person), execution and delivery by each Stockholder, constitutes a valid and binding obligation of Parent, enforceable against Parent in accordance with its terms. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement and compliance by Parent with the provisions of this Agreement do not and will not conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, cancelation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien in or upon any of the properties or assets of Parent under, or give rise to any increased, additional, accelerated or guaranteed rights or entitlements under, any provision of (i) the Certificate of Incorporation or By-laws of Parent, (ii) any Contract to which Parent is a party or any of its properties or assets is subject or (iii) subject to the governmental filings and other matters referred to in the following sentence, any (A) statute, law, ordinance, rule or regulation or (B) judgment, order or decree, in each case, applicable to Parent or its properties or assets, other than, in the case of clauses (ii) and (iii), any such conflicts, violations, breaches, defaults, rights, losses, Liens or entitlements that individually or in the aggregate could not reasonably be expected to impair in any material respect the ability of Parent to perform its obligations under this Agreement or prevent or materially impede, interfere with, hinder or delay the consummation of any of the transactions contemplated by this Agreement. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to Parent in connection with the execution and delivery of this Agreement by Parent, the consummation by Parent of the transactions contemplated by this Agreement or the compliance by Parent with the provisions of this Agreement, except for (1) filings under the HSR Act and any other applicable competition, merger control, antitrust or similar law, (2) filings with the SEC of such reports under the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby and (3) such other consents, approvals, orders, authorizations, registrations, declarations and filings the failure of which to be obtained or made individually or in the aggregate could not reasonably be expected to impair in any material respect the ability of Parent to perform its obligations under this Agreement or prevent or materially impede, interfere with, hinder or delay the consummation of any of the transactions contemplated by this Agreement. Any Subject Shares purchased by Parent pursuant to this Agreement will be acquired for investment purposes only and not with a view to any public distribution thereof, and Parent shall not offer to sell or otherwise dispose of any Subject Shares so acquired by it in violation of any of the registration or prospectus delivery requirements of the Securities Act.

               SECTION 3. Covenants of Each Stockholder. Each Stockholder, severally and not jointly, covenants and agrees as follows:

               (a) At any meeting of the stockholders of the Company called to vote upon the Merger Agreement, the Merger or any of the other transactions contemplated by the Merger Agreement, or at any adjournment thereof, or in any other circumstances upon which a vote, consent, adoption or other approval (including by written consent) with respect to the Merger Agreement, the Merger or any of the other transactions contemplated by the Merger Agreement is sought, such Stockholder shall vote (or cause to be voted) all the Subject Shares of such Stockholder in favor of, and shall consent to (or cause to be consented to), the adoption of the Merger Agreement and the approval of the terms thereof and of the Merger and each of the other transactions contemplated by the Merger Agreement.

               (b) At any meeting of the stockholders of the Company or at any adjournment thereof or in any other circumstances upon which a vote, consent, adoption or other approval (including by written consent) is sought, such Stockholder shall vote (or cause to be voted) all the Subject Shares of such Stockholder against, and shall not consent to (and shall cause not to be consented to), any of the following: (i) any Takeover Proposal or (ii) any amendment of the Company's Certificate of Incorporation or By-laws or other proposal, action or transaction involving the Company or any of its subsidiaries or any of its stock holders, which amendment or other proposal, action or transaction would prevent or delay the consummation of the Merger or the other transactions contemplated by the Merger Agreement or this Agreement or change in any manner the voting rights of the Company Common Stock (collectively,

     "Frustrating Transactions"). Such stockholders shall not commit to or agree to take any action inconsistent with the foregoing or that would otherwise facilitate a Frustrating Transaction.

               (c) Such Stockholder shall not (i) sell, transfer, pledge, assign or otherwise dispose of (including by gift) (collectively, "Transfer"), or consent to or permit any Transfer of, any Subject Shares or any interest therein, or enter into any Contract, option or other arrangement with respect to the Transfer (including any profit sharing or other derivative arrangement) of any Subject Shares or any interest therein, to any person other than pursuant to this Agreement or the Merger Agreement, unless prior to any such Transfer the transferee of such Subject Shares enters into a stockholder agreement with Parent on terms substantially identical to the terms of this Agreement or (ii) enter into any voting arrangement, whether by proxy, voting agreement or otherwise, with respect to its vote, consent or other approval sought in connection with the adoption by the stockholders of the Company of the Merger Agreement or the approval of the Merger or the other transactions contemplated by the Merger Agreement (and if entered into or executed, any such voting arrangement, voting agreement or other agreement shall not be effective), and shall not commit or agree to take any of the foregoing actions, other than pursuant to this Agreement. Such Stockholder shall not, nor shall such Stockholder permit any entity under such Stockholder's control to, deposit any Subject Shares in a voting trust.

               (d) Each Stockholder hereby grants to Parent an irrevocable option to purchase any or all the Subject Shares of such Stockholder, at any time or from time to time after a Takeover Proposal has been made, for a purchase price equal to $4.00 per share in cash (the "Parent Option Price").

               (e) Such Stockholder shall not, nor shall such Stockholder permit any of its subsidiaries to, or authorize or permit any director, officer, employee or general partner of such Stockholder or any of its subsidiaries, or any investment banker, attorney, accountant or other advisor or representative of such Stockholder or any of its subsidiaries to, directly or indirectly, (i) solicit, initiate or encourage, or take any other action knowingly to facilitate, any Takeover Proposal or other Frustrating Transaction or any inquiries or the making of any proposal that constitutes a Takeover Proposal or other Frustrating Transaction, (ii) enter into any agreement with respect to any Takeover Proposal or other Frustrating Transaction or (iii) enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or otherwise cooperate in any way with, or assist or participate in any effort or attempt by any person with respect to, any Takeover Proposal or other Frustrating Transaction. Without limiting the foregoing, it is understood that any violation in any material respect of the restrictions set forth in the preceding sentence by any director, officer, employee or general partner of, or any investment banker, attorney, accountant or other advisor or representative of such Stockholder or any of its subsidiaries, whether or not such Person is purporting to act on behalf of such Stockholder, shall be deemed to be a violation of this Section 3(e) by such Stockholder. Such Stockholder shall promptly advise Parent orally and in writing of any Takeover Proposal or inquiry made to such Stockholder with respect to any Takeover Proposal or other Frustrating Transaction.

               (f) Such Stockholder shall not, nor shall such Stockholder permit any of its subsidiaries to, or authorize or permit any director, officer, employee or general partner of such Stockholder or any of its subsidiaries or any investment banker, attorney, accountant or other advisor or representative of such Stockholder or any of its subsidiaries to, directly or indirectly, issue any press release or make any other public statement with respect to the Merger Agreement, this Agreement, the Merger or any of the other transactions contemplated by the Merger Agreement or this Agreement without the prior written consent of Parent, except as may be required by applicable law.

               (g) Such Stockholder hereby consents to and approves the actions taken by the Board of Directors of the Company in approving the Merger Agreement and this Agreement, the Merger and the other transactions contemplated by the Merger Agreement. Such Stockholder hereby waives, and agrees not to exercise or assert, any appraisal or similar rights under
     Section 262 of the DGCL or other applicable law in connection with the Merger.

               SECTION 4.  Grant of Irrevocable Proxy; Appointment of Proxy.
     (a) Each Stockholder, during the term of this Agreement, hereby irrevocably grants to, and appoints, Parent and David S. Hershberg, its Vice President--Assistant General Counsel, Andrew Bonzani, its Assistant Secretary and Senior Counsel and David L. Johnson, its Vice President of Corporate Development, in their respective capacities as designees of Parent, and any individual who shall hereafter succeed to any such office of Parent, and each of them individually, such Stockholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Stockholder, to vote all of such Stockholder's Subject Shares, or grant a consent or approval in respect of such Subject Shares, (i) in favor of adoption of the Merger Agreement and the approval of the terms thereof and of the Merger and each of the other transactions contemplated by the Merger Agreement, (ii) against any Takeover Proposal or other Frustrating Transaction and (iii) otherwise in accordance with Section 3 of this Agreement. Such Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon the Stockholder's execution and delivery of this Agreement.

               (b) Each Stockholder represents that any proxies heretofore given in respect of such Stockholder's Subject Shares are not irrevocable, and that all such proxies are hereby revoked.

               (c) Each Stockholder hereby affirms that the irrevocable proxy set forth in this Section 4 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Stockholder under this Agreement. Each Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. Each Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Each such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212(e) of the DGCL.

               SECTION 5. Further Assurances. Such Stockholder shall use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement and the Merger Agreement. No Stockholder shall commit or agree to take any action that would in any way limit the ability of such Stockholder to perform its obligations under this Agreement. Without limiting the generality of the foregoing, each Stockholder shall, from time to time, exe cute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Parent may request for the purpose of effectuating the matters covered by this Agreement, including with respect to any purchase of Subject Shares by Parent pursuant in Section 3(d) and the grant of the proxies set forth in Section 4.

               SECTION 6. Certain Events. Each Stockholder agrees that this Agreement and the obligations hereunder shall attach to such Stockholder's Subject Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Subject Shares shall pass, whether by operation of law or otherwise, including such Stockholder's heirs, guardians, administrators or successors. In the event of any stock split, stock dividend, reclassification, merger, reorganization, recapitalization or other change in the capital structure of the Company affecting the capital stock of the Company, the number of Original Shares and the number of Subject Shares listed on Schedule A hereto opposite the name of each Stockholder and the Parent Option Price shall be adjusted appropriately. In addition, in the event that any Stockholder acquires any additional shares of capital stock of the Company or other voting securities of the Company (including through the exercise of any warrants, stock options or similar instruments), the number of Subject Shares listed on Schedule A hereto opposite the name of such Stockholder shall be adjusted appropriately. This Agreement and the representations, warranties, covenants, agreements and obligations hereunder shall attach to any additional shares of capital stock of the Company or other voting securities of the Company issued to or acquired by any Stockholder (including through the exercise of any warrants, stock options or similar instruments).

               SECTION 7. Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by any of the parties hereto without the prior written consent of the other parties hereto, except that (x) Parent may, in its sole discretion, assign any of or all its rights, interests and obligations under this Agreement to any direct or indirect wholly owned subsidiary of Parent and (y) if Parent reasonably believes that it is impracticable or financially disadvantageous as a result of circumstances arising after the date of this Agreement for Parent to exercise the option to purchase Subject Shares granted in Section 3(d) (including as a result of any stockholders' rights plan or similar arrangement), Parent may assign any of or all its rights, interests and obligations under Section 3(d) to the extent necessary to eliminate such impracticability or financial disadvantage, but no such assignment shall relieve Parent of any of its obligations under this Agreement. Any purported assignment in violation of this Section 7 shall be void. Subject to the preceding sentences of this Section 7, this Agreement shall be binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective successors and assigns.

               SECTION 8. Termination. This Agreement shall terminate upon (x) the Effective Time, (y) the termination of the Merger Agreement (if terminated by Parent) or (z) 45 days after the termination of the Merger Agreement if the Merger Agreement is otherwise terminated (other than with respect to Sections 3(a), (b), (e), (f), (g) and 4, which will terminate if the Merger Agreement terminates). No termination of this Agreement shall relieve any party hereto from any liability for any breach of any provision of this Agreement prior to termination.

               SECTION 9. General Provisions. (a) Amendments. This Agreement may not be amended except by an instrument in writing signed by all of the parties hereto.

               (b) Notices. All notices, requests, clauses, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally, telecopied (with confirmation) or sent by overnight or same-day courier (providing proof of delivery) to Parent in accordance with Section 8.02 of the Merger Agreement and to the Stockholders (including the Representative) at their respective addresses set forth on Schedule A hereto (or at such other address for a party as shall be specified by like notice).

               (c) Interpretation. When a reference is made in this Agreement to a Section or a Schedule, such reference shall be to a Section of, or a Schedule to, this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
     Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term "or" is not exclusive. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms. Any agreement or instrument defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement or instrument as from time to time amended, modified or supplemented. References to a person are also to its permitted successors and assigns.

               (d) Counterparts; Effectiveness. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other party. The effectiveness of this Agreement shall be conditioned upon the execution and delivery of the Merger Agreement by each of the parties thereto.

               (e) Entire Agreement; No Third-Party Beneficiaries. This Agreement (including the documents and instruments referred to herein) (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter of this Agreement and (ii) is not intended to confer upon any person other than the parties hereto (and the persons specified as proxies in Section 4) any rights or remedies.

               (f) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ANY PRINCIPLES OF CONFLICTS OF LAWS OF SUCH STATE.

               (g) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner and to the end that the transactions contemplated hereby are fulfilled to the extent possible.

               SECTION 10. Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of Delaware or in any Delaware state court, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any court of the United States located in the State of Delaware or of any Delaware state court in the event any dispute arises out of this Agreement or the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and
     (c) agrees that it will not bring any action relating to this Agreement or the transactions contemplated by this Agreement in any court other than a court of the United States located in the State of Delaware or a Delaware state court.

               SECTION 11. Stockholder Capacity. No person executing this Agreement who is or becomes during the term hereof a director or officer of the Company makes any agreement or understanding herein in his or her capacity as such director or officer. Each Stockholder signs solely in his or her capacity as the record holder and beneficial owner of, or the trustee of a trust whose beneficiaries are the beneficial owners of, such Stockholder's Subject Shares and nothing herein shall limit or affect any actions taken by a Stockholder in his or her capacity as an officer or director of the Company in exercising his or her rights under the Merger Agreement.

          IN WITNESS WHEREOF, Parent has caused this Agreement to be signed by its officer thereunto duly authorized and each Stockholder has signed this Agreement, all as of the date first written above.


                            INTERNATIONAL BUSINESS MACHINES CORPORATION,

                         by /s/ David L. Johnson
                            --------------------------------
                            Name: David L. Johnson
                            Title: Vice President, Corporate Development


                            STOCKHOLDERS:

                            Bain & Company, Inc.


                            /s/ Leonard C. Barnes
                            -------------------------------
                            Name: Leonard C. Barnes
                            Title: Authorized Representative


                            /s/ Bruce A. Barnet
                            ------------------------------
                            Name: Bruce A. Barnet



                            /s/ Lawrence P. Begley
                            ------------------------------
                            Name: Lawrence P. Begley


                            Chase Venture Capital Associates L.P.


                            /s/ Jeffrey Walker
                            ----------------------------
                            Name:  Jeffrey Walker
                            Title: Authorized Representative



                            /s/ John M. Connolly
                            ----------------------------
                            Name: John M. Connolly

                            Crosslink Crossover Fund III, L.P.
                             By: Crossover Fund III Management, L.L.C., Its
                                 General Partner

                            By: /s/ Anthony P. Brenner
                            -------------------------------
                            Anthony P. Brenner, Managing Member


                            Offshore Crosslink Crossover Fund III Unit Trust
                             By: Crossover Fund III Management, L.L.C., Its
                                 Managing Member

                            By: /s/ Anthony P. Brenner
                            -------------------------------
                            Anthony P. Brenner, Managing Member


                            Crosslink Omega Ventures III, L.L.C.
                             By: Crosslink Omega III Holdings, L.L.C.,
                                 Authorized Signatory

                            By: /s/ Anthony P. Brenner
                            -------------------------------
                            Anthony P. Brenner, Managing Member


                            Crosslink Offshore Omega Ventures III (a Cayman Islands Unit Trust)
                            By: Crosslink Omega III Holdings, L.L.C., Authorized
                                 Signatory

                            By: /s/ Anthony P. Brenner
                            -------------------------------
                            Anthony P. Brenner, Managing Member


                            Delta Growth Fund, L.P,
                             By: Delta Growth Management, Inc.

                            By: /s/ Michael J. Stark
                            --------------------------------
                            Michael J. Stark, Managing Member


                            /s/ Anthony P. Brenner
                            --------------------------------
                             Name: Anthony P. Brenner

                            E-Squam Investors I, L.P.
                             By: E-GPI, Inc., its General Partner

                            /s/ David Curley
                            ------------------------------
                            Name: David Curley
                            Title: Authorized Representative


                            The Flatiron Fund LLC


                            /s/ Jerry Colonna
                            --------------------------------
                            Name: Jerry Colonna
                            Title: Managing Member


                            Flatiron Fund 1998/1999 LLC


                            /s/ Jerry Colonna
                            --------------------------------
                            Name: Jerry Colonna
                            Title: Managing Member


                            Flatiron Associates, LLC


                            /s/ Jerry Colonna
                            --------------------------------
                            Name: Jerry Colonna
                            Title: Managing Member


                            Greylock Equity Limited Partnership
                             By: Greylock Equity GP Limited Partnership, its
                                 General Partner

                            By: /s/ William S. Kaiser
                            ----------------------------------
                            Name: William S. Kaiser
                            Title: Authorized Representative

                            Highland Capital Partners II Limited Partnership
                             By: Highland Management Partners II Limited
                                  Partnership, its General Partner

                            By: /s/ Paul A. Maeder
                            --------------------------------
                            Name: Paul A. Maeder
                            Title: General Partner


                            /s/ Paul A. Maeder
                            --------------------------------
                            Name: Paul A. Maeder


                            Reed Elsevier Inc.


                            By: /s/ Marc Teren
                            ---------------------------------
                            Name: Marc Teren
                            Title: Executive Vice President


                            /s/ Mark A. Verdi
                            ---------------------------------
                            Name: Mark A. Verdi


                            /s/ Carmine Verdi
                            ---------------------------------
                            Name:  Carmine Verdi


                            /s/ Alei Verdi
                            ---------------------------------
                            Name:  Alei Verdi


                            /s/ Kris Vanwezel
                            ---------------------------------
                            Name:  Kris Vanwezel


                            /s/ Jami Vanwezel, Minor by Kris Vanwezel
                            -------------------------------------------
                            Name:  Jami Vanwezel, Minor by Kris Vanwezel


                            /s/ Jordan Vanwezel, Minor by Kris Vanwezel
                            ---------------------------------------------
                            Name:  Jordan Vanwezel, Minor by Kris Vanwezel


                            /s/ Robert Vanwezel
                            -----------------------------------
                            Name:  Robert Vanwezel

                            /s/ Lee Spirer
                            -----------------------------------
                            Name:  Lee Spirer


                            /s/ Julie Donahue
                            -----------------------------------
                            Name:  Julie Donahue


                            /s/ Ruth Habbe
                            -----------------------------------
                            Name:  Ruth Habbe


                            /s/ Joseph L. Gagnon
                            ------------------------------------
                            Name:  Joseph L. Gagnon


                            /s/ Ming Tsai
                            ------------------------------------
                            Name:  Ming Tsai


                            /s/ Eric R. Pelander
                            ------------------------------------
                            Name:  Eric R. Pelander


                            /s/ Randall S. Hancock
                            ------------------------------------
                            Name:  Randall S. Hancock


                            /s/ Ellen G. Carberry
                            ------------------------------------
                            Name:  Ellen G. Carberry


                            Massachusetts Institute of Technology


                            By: /s/ Allan S. Bufferd
                            ------------------------------------
                            Name:  Allan S. Bufferd
                            Title:  Treasurer